REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of September 1, 1999, is made between e-MedSoft.com, a Nevada corporation (the "Company") and University Affiliates IPA, Inc., a California nonprofit mutual benefit corporation ("Holder").

                                 RECITALS

     Holder has acquired from the Company, as of the date hereof, One Million Seven Hundred Twenty-One Thousand Nine Hundred Seventy-Three (1,721,973) shares of the Common Stock, $.001 par value, of the Company pursuant to the terms of that certain Asset Purchase Agreement, of even date herewith (the "Purchase Agreement"), among the Company, Holder and Sanga e-Health, LLC.

     A. The Purchase Agreement requires the execution and delivery of this Agreement as a condition to the closing thereunder.

     B. Pursuant to the terms of the Purchase Agreement, the parties desire to provide for the Company to grant certain registration rights to Holders in connection with such shares of the Company's Common Stock issued to Holder pursuant to the terms of the Purchase Agreement..

     NOW, THEREFORE, in consideration of the foregoing recitals (which are hereby incorporated by reference), the agreements hereafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows. Capitalized and certain other terms used herein shall have the definitions referred to, or set forth, in Exhibit A hereto.

ARTICLE 1.  REGISTRATION RIGHTS

     1.1 Filing. If at any time the Company shall decide to undertake on its own behalf or on behalf of any of its security holders, or any of its security holders entitled to exercise registration rights pursuant to contractual commitments of the Company shall have decided to undertake, a Public Sale under a registration statement under the Securities Act (including all amendments and supplements to any such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein, the "Piggyback Registration Statement"), the Company shall:

          1.1.1. give Holder forty-five (45) days' written notice thereof before the initial filing with the SEC of such Piggyback Registration Statement (the "Registration Notice"), which Registration Notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company and shall offer to include in such filing such number of Registrable Shares as Holder may request; and

          1.1.2. include in the Piggyback Registration Statement (and any related qualification under blue-sky laws or other compliance) all of the Registrable Shares which Holder elects to have included therein (the "Elected Registrable Shares"), subject to the provisions herein. Holder's election to have some or all of the Registrable Shares included in any Piggyback Registration Statement shall be made in writing and delivered to the Company within thirty (30) days after receipt of the Registration Notice (the "Registration Election").

     1.2 Termination of Registration. If, at any time after giving Holder the Registration Notice and prior to the effective date of the Piggyback Registration Statement filed in connection with such Registration Notice, the Company shall determine for any reason to terminate such Piggyback Registration Statement, the Company may, at its election, give written notice of such determination to Holder and shall be relieved of its obligation to register any Registrable Shares in connection with such abandoned registration, without prejudice, however, to the rights of Holder to include Registrable Shares in any future Piggyback Registration Statement. Holder shall have the right to withdraw its request for inclusion of its Registrable Shares in any Piggyback Registration Statement by giving written notice to the Company of its determination to withdraw, without prejudice, however, to the rights of Holder to include Registrable Shares in any future Piggyback Registration Statement.

     1.3 Period of Effectiveness. The Company shall use its best efforts to keep any Piggyback Registration Statement continuously effective under the Securities Act until at least the earlier of (a) one year after the effective date thereof, or (b) the consummation of the distribution by Holder of all of the Registrable Shares covered thereby.

     1.4 Underwriting. If any offering pursuant to a Piggyback Registration Statement shall be underwritten, in whole or in part, the Company may require as a condition of the inclusion of any Elected Registrable Shares in such Piggyback Registration Statement that such Elected Registrable Shares be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters; provided that in no event will Holder be required to indemnify any underwriter to any extent greater than that provided in Section 3.1. In such event, Holder shall (together with the Company) enter into an underwriting agreement, which shall be in a customary form, with the underwriter or underwriters which shall be selected by the Company (the "Underwriter"). Notwithstanding any other provision of this Agreement to the contrary, if the Underwriter determines that the total number of securities which the Company and any other Persons entitled and desiring to participate in such Piggyback Registration Statement intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such Registration Statement only the amount of securities which it is so advised should be included therein. In such event the total amount of securities to be included in such Piggyback Registration Statement, whether for the account of the Company, any other Person entitled to exercise "demand" or "piggyback" registration rights or Holder, shall be reduced based on the amount of securities sought to be registered by the Company, Holder and such Persons. The Company shall advise Holder as to the number of its Elected Registrable Shares which shall be registered and underwritten pursuant hereto as soon as reasonably possible after the Company receives the Registration Election. If, as a result of the provisions of this Section 1.4, Holder shall not be entitled to include all Registrable Shares in a Piggyback Registration that Holder has requested to be included or Holder otherwise disapproves of the terms of any such underwriting, Holder may elect to withdraw its request to include Registrable Shares in such registration, without prejudice, however, to the rights of Holder to include Registrable Shares in any future Piggyback Registration Statement.

     1.5 Blackout Periods. The Company shall be entitled to postpone the filing or effectiveness of, or the updating of the information in, any Piggyback Registration Statement (or in documents or reports incorporated therein by reference) during any period not exceeding sixty (60) consecutive days, or one hundred eighty (180) days in the aggregate, due to (a) the fact that Company has material inside information that the Company has concluded (with the advice of counsel) cannot be disclosed publicly, or (b) a material event, including a material acquisition or merger of the Company (or a subsidiary of the Company) ("black-out periods"); provided that any black-out period may not extend more than fifteen (15) days after the cessation of the circumstances described in this Section 1.5 and the Company shall not be entitled to such postponement more than twice in any twelve (12) month period. If the Company shall so postpone the filing or effectiveness of a Piggyback Registration Statement, it shall, as promptly as possible, deliver a certificate signed by the Chief Executive Officer of the Company to Holder as to such determination, and Holder shall have the right to withdraw the request for registration by giving written notice to the Company of its determination to withdraw.

     1.6 Sale Without Registration. Notwithstanding anything herein to the contrary, the Company shall not be required to have any Registrable Shares of Holder registered (or maintain the effectiveness of any prior registration of Elected Registrable Shares) if in the opinion of counsel for the Company and counsel for Holder, each knowledgeable and experienced in federal securities matters, Holder may lawfully sell publicly, at the time and in the manner Holder proposes to sell the Registrable Shares, all of the Registrable Shares proposed to be sold without registering the sale under the Securities Act, whether pursuant to an exemption from registration available under Section 4(1) of the Securities Act or otherwise.

     1.7 Registration Procedures. In connection with the obligations of the Company with respect to any Piggyback Registration Statement pursuant to this
Article 1, the Company shall, except as otherwise provided:

          1.7.1. A reasonable time before the filing of any such Piggyback Registration Statement or any Prospectus or any amendment or supplement thereto, deliver to Holder a written request specifying the information to be furnished by Holder for inclusion in the Piggyback Registration Statement and afford to Holder and its counsel an opportunity to review those portions thereof which relate to Holder or its intended disposition of its Elected Registrable Shares, including the sections captioned "Plan of Distribution" and "Selling Stockholders", or the equivalent, in any Piggyback Registration Statement or Prospectus.

          1.7.2. Prepare and file with the SEC such amendments and post-effective amendments to the Piggyback Registration Statement as may be necessary to keep such Piggyback Registration Statement continuously effective for the time periods prescribed hereby; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all Shares covered by such Piggyback Registration Statement as so amended or in such Prospectus as so supplemented.

          1.7.3. Notify Holder and its counsel promptly (but in any event within two Business Days), and confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Piggyback Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of such Piggyback Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to (A) the suspension of the qualification or exemption from qualification of the Piggyback Registration Statement or any of the Elected Registrable Shares covered thereby for offer or sale in any jurisdiction, or (B) the initiation of any proceeding for such purpose, (iv) of the happening of any event, the existence of any condition or information becoming known that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of such Piggyback Registration Statement or Prospectus, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and
(v) of the initiation, status, and effectiveness of such Piggyback Registration Statement, qualification and compliance.

          1.7.4. Use every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Piggyback Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Elected Registrable Shares covered thereby for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal thereof at the earliest practicable moment.

          1.7.5. Deliver to Holder and its counsel without charge, upon request, one conformed copy of the Piggyback Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and of all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          1.7.6. Deliver to Holder and its counsel without charge as many copies of each Prospectus and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by Holder in connection with the offering and sale of the Elected Registrable Shares covered by such Prospectus and any amendment or supplement thereto.

          1.7.7. Prior to any offering of Elected Registrable Shares, to register or qualify the Elected Registrable Shares for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as Holder may request; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified.

          1.7.8. Pay all Registration Expenses in connection with the Piggyback Registration Statement; provided, however, that the Company shall not be required to pay any of any Holder's legal fees or underwriting fees, discounts or commissions relating thereto; and provided further, that Holder shall, at its own expense, furnish to the Company such information regarding Holder and its proposed disposition of the Elected Registrable Shares as the Company may reasonably request in order for the Company to comply with any legal or regulatory requirements arising from the inclusion of the Elected Registrable Shares in any Piggyback Registration Statement or blue sky qualification.

ARTICLE 2.  REPORTS UNDER EXCHANGE ACT; RULE 144

     The Company covenants that it shall (a) file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and take such further action as Holder shall reasonably request to enable Holder to sell the Eligible Registrable Shares without registration, including making publicly available the information necessary to permit transfers of such Shares pursuant to Rule 144, and (b) upon the request of Holder (i) deliver to Holder a written statement as to its compliance with such filing requirements, (ii) furnish to Holder a copy of its filings made under the Securities Act or the Exchange Act, and (iii) use its best efforts to provide Holder with a legal opinion with respect to such compliance.

ARTICLE 3.  INDEMNIFICATION AND CONTRIBUTION

     3.1 By Holder. Holder agrees to indemnify and hold harmless the Company, each of its directors, and each of its officers who has signed any Piggyback Registration Statement (or any amendment thereof) and each Person, if any, who controls the Company (within the meaning of the Securities Act) against any losses, damages or liabilities ("Losses") to which the Company, or any such director, officer or controlling Person of the Company may become subject under such Securities Act, the Exchange Act or otherwise, insofar as Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Piggyback Registration Statement (or any amendment thereof) or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall apply only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished by Holder in writing expressly for use in the preparation thereof. Holder agrees to reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred in connection with any such Loss. The liability of Holder under this Section 3.1 shall in no event exceed the proceeds received by Holder from sales of Elected Registrable Shares giving rise to such obligations.

     3.2 By the Company. The Company agrees to indemnify and hold harmless Holder, each of its directors and officers, and each Person, if any, who controls Holder (within the meaning of the Securities Act) against any Losses to which Holder or any director, officer or controlling Person of Holder may become subject under the Securities Act, the Exchange Act or otherwise insofar as said Losses (or actions in respect thereof) are caused by, arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Piggyback Registration Statement (or any amendment thereof) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Losses are caused by any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to Holder furnished to the Company in writing by Holder expressly for use in any such Piggyback Registration Statement. The Company agrees to reimburse Holder and any such director, officer or controlling Person for any legal or other expenses reasonably incurred in connection with any such Loss.

     3.3 Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article 3 or a written threat to commence such action or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice thereof (including a reasonable explanation of the circumstances in connection therewith and copies of all writings received relating thereto) to the latter; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations under
Section 3.1 or 3.2 hereof unless such failure to provide notice prejudices in any material way the rights of the indemnifying party to conduct the defense of such action or proceeding. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary, (ii) the indemnifying party shall have failed to retain within a reasonable period of time counsel reasonably satisfactory to such indemnified party, or (iii) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and the indemnifying parties or an Affiliate of the indemnifying parties or such indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between the indemnifying party or parties and the indemnified party or parties. No indemnifying party shall consent to entry of any judgment or enter into any settlement with respect to a claim without the consent of the indemnified party, which consent shall not be unreasonably withheld, or unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in connection with the circumstances out of which the action or proceeding arose for all persons that may be entitled to or obligated to provide indemnification or contribution under this Article 3. No indemnified party shall consent to entry of any judgment or enter into any settlement of any action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party, which consent shall not be unreasonably withheld.

     3.4  Contribution.  To the extent the indemnification provided for in
Section 3.1 or 3.2 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any Losses, then each indemnifying party under such Sections, in lieu of indemnifying such indemnified party thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and Holder on the other hand in connection with the statements or omissions or alleged statements or omissions that resulted in such Losses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and Holder on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or supplied by Holder in writing as provided in Section 3.1 and the parties' relative knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances; provided that Holder shall not be required to make any contribution under circumstances where Holder would not have been required to indemnify pursuant to Section 3.1. The Company and Holder agree that it would not be just or equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 3.4.

     3.5 Payment; Survival. Any Losses for which an indemnified party is entitled to indemnification or contribution under this Article 3 shall be paid by the indemnifying party to the indemnified party as such Losses are incurred. The indemnity and contribution agreements contained in this Article 3 shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of Holder or any Person who controls Holder, the Company, or the Company's directors or officers and (ii) any termination of this Agreement.

ARTICLE 4.  MISCELLANEOUS

     4.1 Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, each of the signatories hereto and their respective successors and assigns.

     4.2 Notices. All notices, requests, consents, instructions and other communications required or permitted to be given hereunder shall be in writing and hand delivered or sent by (i) nationally-recognized next business day delivery service, (ii) facsimile, with a hard copy to be sent by next business day courier or first class U.S. Mail, or (iii) mailed by certified or registered first class mail, return receipt requested, postage prepaid, addressed as set forth below; receipt shall be deemed to occur on the earlier of the date of actual receipt or receipt by the sender of confirmation that the delivery was completed or that the addressee has refused to accept such delivery or has changed its address without giving notice of such change as set forth herein.

         (a)   if to the Company, as follows:

                    20750 Ventura Boulevard, Suite 202
                    Woodland Hills, California 91354
                    Attention:  Chief Executive Officer
                    Facsimile No. (310) 246-9047

         (b)   if to Holder as follows:

                    1000 South Fremont Avenue, A-11
                    Alhambra, California 91807
                    Attention:  Chief Executive Officer
                    Facsimile No.:  (626) 943-1090

or such other address or persons as the parties may from time to time designate in writing in the manner provided in this Section.

     4.3 Entire Agreement. This Agreement, together with the Exhibit attached hereto, represents the entire agreement and understanding of the parties hereto with respect to the transactions contemplated herein and therein, and no representations, warranties or covenants have been made in connection with this Agreement, other than those expressly set forth herein.

This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement.

     4.4 Amendments and Waivers. This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

     4.5 Severability. This Agreement shall be deemed severable and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof.

     4.6 Headings. The article and section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

     4.7 Terms. All references herein to Articles, Sections and Exhibits shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. All references to singular or plural shall include the other as the context may require.

     4.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to choice of law principles. The parties agrees that any state or federal court located in the County of Los Angeles shall have exclusive jurisdiction of any action or proceeding relating to, or arising under or in connection with this Agreement and each party consents to personal jurisdiction of such courts and waives any objection to such courts' jurisdiction and agrees that such jurisdiction is a convenient forum for any such action or proceeding.

     4.9 No Third Party Beneficiaries. Except as expressly contemplated in this Agreement, this Agreement shall be binding upon and inure solely to the benefit of each party hereto and nothing in this Agreement is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     4.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     4.11 No Inconsistent Agreements. The Company represents and warrants to Holder that it has not entered into, nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to Holder in this Agreement or which otherwise conflicts with the provisions hereof. The rights granted to Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities, if any, under any such agreements.

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



     4.12 Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, Holder, in addition to being entitled to exercise all rights provided herein, in the Purchase Agreement or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement.

                              E-MED.SOFT.COM,
                              a Nevada corporation

                              By/s/ John Andrews
                                 Its President

                                        "Company"



                              UNIVERSITY AFFILIATES IPA, INC.,
                              a California nonprofit mutual benefit
                              corporation


                              By /s/ Sam J. W. Romeo
                                 Its President

                                         "Holder"

                             EXHIBIT A
                            DEFINITIONS

     "Affiliate" shall mean a Person that directly or indirectly, through one of more intermediaries, controls, is controlled by, or is under common control with, another Person. For the purposes of this definition, "control" shall have the meaning presently specified for that word in Rule 405 promulgated by the SEC under the Securities Act.

     "Agreement" shall have the meaning set forth in the Preamble.

     "Business Day" shall mean a day other than a Saturday, a Sunday or a day on which banking institutions in California or New York are required by law, regulation or executive order to remain closed.

     "Company" shall have the meaning set forth in the Preamble.

     "Elected Registrable Shares" shall have the meaning set forth in Section 1.1.2.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Governmental Authority" means any foreign, domestic, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, government or self-regulatory organization, commission, tribunal, court or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

     "Holder" shall have the meaning set forth in the Preamble.

     "including" shall mean including without limitation and shall not be limited by the terms following said term.

     "Losses" shall have the meaning set forth in Section 3.1.

     "Person" shall mean any individual, partnership, corporation, limited liability company, trust, Government Authority or other entity.

     "Piggyback Registration Statement" shall have the meaning set forth in
Section 1.1,

     "Prospectus" shall mean the prospectus included in a Piggyback Registration Statement (including any preliminary prospectus and a prospectus that includes any information previously omitted in reliance upon Rule 430A under the Securities Act), as amended or supplemented, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "Public Sale" shall mean any sale of securities of the Company pursuant to an effective registration statement under the Securities Act, whether or not underwritten, but excluding any offering or sale pursuant to Form S-4 or S-8 under the Securities Act or their then equivalents relating to Shares to be issued solely in connection with an acquisition of any Person or Shares issued in connection with stock option or other employee benefit plans.

     "Purchase Agreement" shall have the meaning set forth in Recital A.

     "Registrable Shares" shall mean the Shares acquired by Holder pursuant to the Purchase Agreement.

     "Registration Election" shall have the meaning set forth in Section
1.1.2.

      "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including all SEC and stock exchange or NASDAQ registration and filing fees and expenses, blue sky fees and expenses, printing expenses, telephone and delivery expenses, fees and disbursements of counsel for the Company, accounting fees and disbursements, and other out-of-pocket expenses of Holder but not including any underwriting discounts or commissions or transfer taxes, if any.

     "Registration Notice" shall have the meaning set forth in Section 1.1.1.

     "Reorganization" shall have the meaning set forth in Section 4.1.

     "Rule 144" shall mean Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not Affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Shares" shall mean the shares of Common Stock, $.001 par value per share, of the Company and any other securities issued or issuable with respect to such Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

     "Underwriter" shall have the meaning set forth in Section 1.4.